MERIDIAN BANK TEXAS
100 Lexington Street, Ste. 100
Fort Worth, Texas 76102

February 29, 2012

GATEWAY ENERGY CORPORATION
1415 Louisiana Street, Suite 4100
Houston, Texas 77002

Re: Fourth Amendment to Loan Agreement

Gentlemen:

This letter (this "Amendment") amends the loan agreement dated December 7, 2009, among GATEWAY ENERGY CORPORATION ("Borrower"), a Delaware corporation; GATEWAY PIPELINE COMPANY; GATEWAY OFFSHORE PIPELINE COMPANY; GATEWAY PROCESSING COMPANY; GATEWAY ENERGY MARKETING COMPANY; GATEWAY PIPELINE USA CORPORATION; and GATEWAY COMMERCE LLC (collectively "Guarantors"); and MERIDIAN BANK TEXAS ("Lender"), as previously amended by a First Amendment dated April 5, 2011, a Second Amendment dated October 31, 2011, and a Third Amendment dated December 9, 2011 (as amended, the "Loan Agreement"). Capitalized terms below have the meanings assigned in the Loan Agreement.

1. Loan. (a) Section 1(a) of the Loan Agreement is hereby amended to read as follows:

> "Subject to the terms and conditions set forth in the Loan Agreement and the other agreements, instruments, and documents executed and delivered in connection therewith (collectively the "Loan Documents"), Lender agrees to make a term loan in the amount of $3,132,500.00 to Borrower (the "Term Loan") on the terms set forth in the Term Promissory Note attached as Exhibit A to this Amendment (the "Term Note"), for the purposes set forth in Subsection (b) of Section 1 of the Loan Agreement."

(b) Commencing with the quarter ending June 30, 2012, Borrower shall make a payment (the "Net Cash Flow Payment") to Lender to reduce the outstanding principal balance owing on the Term Note equal to seventy-five percent (75%) of Borrower's Net Cash Flow for the quarter. "Net Cash Flow" shall mean Borrower's net cash provided by (used in) operating activities, less cash used in investing activities (excluding acquisitions and growth projects), less required monthly payments of principal and interest payments of $58,000 on the Term Note. The

Net Cash Flow Payment shall be due and payable quarterly, in arrears, not later than thirty (30) days after the end of each quarter. The Net Cash Flow Payment shall be in addition to (and not in replacement of) the monthly payments of principal and interest required under the Term Note.

(c) The Term Loan shall not have a revolving feature, thus subsection (b) of Section 1 of the Loan Agreement is amended to read as follows:

> "A single advance in the amount of $2,995,000 on the Term Loan shall be made solely to (i) refinance, renew, and extend indebtedness owing by Borrower to Lender and (ii) finance the acquisition by Borrower's subsidiary, Gateway Commerce LLC, of a certain pipeline and an associated pipeline facility in Hunt County, Texas from Commerce Pipeline, LP (the "Commerce Acquisition") and the remaining amount of $137,500 evidences exposure under a Letter of Credit dated February 24, 2010 issued by Lender, a draw on which shall be treated as an advance on the Term Note.

2. Collateral. (a) Subsection (a) of Section 2 of the Loan Agreement is hereby amended to read as follows:

> "Payment of the Notes, all obligations with respect to Letters of Credit, and all other fees and expenses due pursuant to the Loan Agreement or the other Loan Documents will be secured by the first liens and first security interests created or described in the following (collectively the "Security Documents"): (i) the mortgages and deeds of trust (collectively the "Deed of Trust") described in Schedule 1 of the Loan Agreement, executed by Gateway Pipeline Company and Gateway Offshore Pipeline Company originally in favor of WNB, and assigned to Lender by Assignment of Note and Liens of even date herewith; (ii) all other documents, notices, and financing statements described in Schedule 1 of the Loan Agreement, the same having been assigned to Lender by WNB; (iii) Commercial Security Agreements (collectively the "Security Agreement") dated December 7, 2009, executed by Borrower and each Guarantor then a party to the Loan Agreement in favor of Lender, and covering all personal property of Borrower and each Guarantor; (iv) a Pledge and Security Agreement dated December 7, 2009, executed by Borrower in favor of Lender and covering Borrower's stock in Guarantors; (v) an Amendment to Mortgage and Deed of Trust signed effective December 7, 2009, executed by GATEWAY OFFSHORE PIPELINE COMPANY in favor of Lender; (vi) an Amendment to Mortgage and Deed of Trust signed effective December 7, 2009, executed by GATEWAY PIPELINE COMPANY in favor of Lender (vii) a Second Amendment to Mortgage and Deed of Trust signed effective January 7, 2010, executed by GATEWAY PIPELINE COMPANY in favor of Lender;

(viii) a Deed of Trust and Security Agreement executed June 22, 2011, by GATEWAY PIPELINE USA Corporation in favor of Lender; (ix) a Deed of Trust and Security Agreement of even date herewith from GATEWAY COMMERCE LLC in favor of Lender and covering the real and personal property acquisition the Commerce Acquisition; (x) two Commercial Security Agreements of even date herewith executed by GATEWAY PIPELINE USA CORPORATION and GATEWAY COMMERCE LLC in favor of Lender; and (xi) any other security documents now or hereafter executed in connection with the Loans. All pipelines and gathering systems and all other real and personal property now or hereafter mortgaged to Lender by Borrower or any of the Guarantors, including the property covered by the Deed of Trust and the Security Agreement, will be referred to as the "Properties." If requested by Lender, Borrower will execute in favor of Lender mortgages, deeds of trust, security agreements, or amendments, in Proper Form (as defined below), mortgaging any additional midstream oil and gas properties and all additional interests in the Properties acquired by Borrower."

(b) In consideration of the making of the Term Loan, Gateway Pipeline USA Corporation and Gateway Commerce, LLC shall execute and deliver an Unlimited Guaranty in favor of Lender and shall become "Guarantors" under the Loan Agreement.

3. Fees. In connection with this Amendment, Borrower will pay to Lender an amendment fee of $3,750.00. This fee is non-refundable and earned by Lender upon execution of this Amendment.

4. Financial Covenant. Subsection (b) of Section 7 of the Loan Agreement is amended to read as follows:

"(b) Maintain a Debt to Tangible Net Worth Ratio less than or equal to 1.90 to 1.0 as of the end of each fiscal quarter. "Debt to Tangible Net Worth Ratio" is defined as the ratio of (i) the total amount outstanding on the Loans, divided by (ii) the total value of Borrower's and its subsidiaries' assets, less the value of Borrower's and its subsidiaries' intangible assets, less the total amount of Borrower's and its consolidated subsidiaries liabilities."

5. Confirmation of Prior Documents. (a) As security for the Notes, Borrower and Guarantors previously executed the Security Documents for the benefit of Lender. Borrower and Guarantors ratify and confirm the Security Documents, acknowledges that they are valid, subsisting, and binding, and agrees that the Security Documents secure payment of the Notes (including the Term Note) and the Loans.

(b) In connection with the Notes, Guarantors executed the Guaranties. Guarantors ratify and confirm the Guaranties, acknowledge that the Guaranties are valid, subsisting, and binding upon Guarantors, and agree that the Guaranties guaranty payment of the Notes (including the Term Note) and the Loans (including the Term Loan).

6. Confirmations. Borrower hereby represents to Bank that all representations and warranties set forth in Section 5 of the Loan Agreement are true and correct as of the date of execution of this Amendment; and that Borrower is in compliance as of the date of execution of this Amendment with all covenants set forth in Section 6 of the Loan Agreement and all reporting requirements set forth in Section 8 of the Loan Agreement.

7. Validity and Defaults. The Loan Agreement, as amended, remains in full force and effect. Borrower and Guarantors acknowledge that the Loan Agreement, the Note, the Security Documents, and the Guaranties are valid, subsisting, and binding upon Borrower and Guarantors; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended. Borrower and Guarantors ratify the Loan Agreement, as amended.

8. Fax and Email Provision. This Amendment and the related Loan Documents may be executed in counterparts, and Lender is authorized to attach the signature pages from the counterparts to copies for Lender and Borrower and filing counterparts. At Lender's option, this Amendment and the related Loan Documents may also be executed by Borrower and Guarantors in remote locations with signature pages faxed or emailed to Lender. Borrower and Guarantors agree that the faxed or emailed signatures are binding upon Borrower and Guarantors, and Borrower and Guarantors further agree to promptly deliver the original signatures for this Amendment and the related Loan Documents by overnight mail or expedited delivery. It will be an Event of Default if Borrower or Guarantors fail to promptly deliver all required original signatures.

9. Captions. Captions are for convenience only and should not be used in interpreting this Amendment.

10. Final Agreement. (a) In connection with the Loan, Borrower, Guarantors, and Lender have executed and delivered this Amendment, the Loan Agreement, and the Loan Documents (collectively the "Written Loan Agreement").

(b) It is the intention of Borrower, Guarantors, and Lender that this paragraph be incorporated by reference into each of the Loan Documents. Borrower, Guarantors, and Lender each warrant and represent that their entire agreement with respect to the Loan is

contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrower, Guarantors, and Lender that are not reflected in the Written Loan Agreement.

(c) THE LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Signatures on following page.]

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this letter.

Yours very truly,

MERIDIAN BANK TEXAS

By: ______________________
John Van Son,
Executive Vice President

Accepted and agreed to as of
this 29 day of February, 2012

BORROWER:

GATEWAY ENERGY CORPORATION

By: ______________________
Name: FREDERICK M. PEVOW JR
Title: PRESIDENT & CEO

GUARANTORS:

GATEWAY PIPELINE COMPANY

BY: ______________________
NAME: FREDERICK M. PEVOW JR
TITLE: PRESIDENT

GATEWAY OFFSHORE PIPELINE COMPANY

BY: ______________________
NAME: FREDERICK M. PEVOW JR
TITLE: PRESIDENT

GATEWAY PROCESSING COMPANY

BY: ______________________
NAME: FREDERICK M. PEVOW JR
TITLE: PRESIDENT

GATEWAY ENERGY MARKETING COMPANY

BY: ______________________
NAME: FREDERICK M. PEVOW, JR
TITLE: PRESIDENT

GATEWAY PIPELINE USA CORPORATION

BY: [signature]
NAME: FREDERICK M. PEVOW, JR
TITLE: PRESIDENT

GATEWAY COMMERCE LLC

BY: [signature]
NAME: FREDERICK M. PEVOW, JR
TITLE: PRESIDENT

Exhibits
A - Term Note